FIRST FARMERS AND MERCHANTS CORPORATION
                          816 South Garden Street,
                       Columbia, Tennessee  38402-1148

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                  to be held on the 15th day of April, 1997

To the Stockholders of First Farmers and Merchants Corporation:


	NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of First Farmers and Merchants Corporation will be held in the Banking Room of the Main Office of First Farmers and Merchants National Bank of Columbia, 816 South Garden Street, Columbia, Tennessee 38402-1148, on the 15th day of April, 1997 at 3:00 o'clock P.M., local time, for the following purposes:


1.	Fixing number of Directors:  Fixing the number of Directors
   to be elected at sixteen (16).

2.	Election of Directors:  Election of sixteen (16) persons
   listed in the Proxy Statement dated March 18, 1997, accompanying the notice of said meeting.

3.	Transacting such other business as may properly be brought
   before the meeting or any adjournment thereof.

	Stockholders of record at the close of business on March 3, 1997, are entitled to notice of and to vote at the meeting.

	To assure that your shares are represented at the meeting, please mark, date, sign and promptly return the enclosed proxy.
The proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

	By order of the Board of Directors


                        							John P. Tomlinson, III
                        							Secretary




March 18, 1997

                      FIRST FARMERS AND MERCHANTS CORPORATION
                             816 South Garden Street
                        Columbia, Tennessee  38402-1148


                                PROXY STATEMENT

                          ANNUAL MEETING OF STOCKHOLDERS

                     To Be Held on The 15th day of April, 1997

	The accompanying proxy is solicited by and on behalf of the Board of Directors of First Farmers and Merchants Corporation
(the "Corporation") for use at the Fifteenth Annual Meeting of Stockholders to be held on the 15th day of April, 1997, and any adjournment thereof. The time and place of the meeting are set forth in the accompanying Notice of Meeting. All expenses of preparing, printing, and mailing the proxy and all materials used in the solicitation thereof will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by directors, officers, and other personnel of the Corporation or its affiliate, none of whom will receive additional compensation for such services. The Corporation will also request custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them and will pay reasonable expenses of such persons for forwarding such material. The date on which this Proxy Statement and the accompanying proxy are first being mailed to stockholders of the Corporation is the 18th day of March, 1997.

                         PURPOSES OF THE MEETING

	The Annual Stockholders' Meeting will be held for the purposes of (i) fixing the number of directors; (ii) electing directors;
and (iii) transacting whatever business may properly be brought before the meeting or any adjournment thereof.

                            QUORUM AND VOTING

	At the closing of business on March 3, 1997, the Corporation had issued and outstanding 1,400,000 shares of its common stock. Only holders of record of Common Stock of the Corporation at the close of business on March 3, 1997, (the "Record Date"), are entitled to notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof.

	The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. A stockholder is entitled to one vote in person or by proxy at the Annual Meeting for each share of Common Stock of the Corporation held of record in his/her name.


	In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his/her specifications. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matters of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same in the best interests of the Corporation, but management does not know of any other matter of business. Any stockholder has the power to revoke his/her proxy at any time, insofar as it has not been exercised, by written notice or subsequently dated proxy, received by the Corporation, or by revocation given by the stockholder in person at the Annual Meeting or any adjournment thereof.


                PRINCIPAL HOLDERS OF VOTING SECURITIES


	As of March 3, 1997, no individual or corporation owned beneficially, directly or indirectly, more than 5% of the Corporation's voting securities. As of March 3, 1997, the First Farmers and Merchants National Bank of Columbia (the "Bank"), the Corporation's subsidiary held, of record in a fiduciary capacity as trustee, executor, agent or otherwise, 115,818 shares or approximately 8.273% of the Corporation's outstanding Common Stock, and has the sole right to vote all of these shares. The trust shares will be voted in a manner consistent with the best interests of the beneficiaries as determined by the Bank as fiduciary.

	The following tabulation sets forth the amount and percentage of the Corporation Common Stock owned beneficially (as determined in accordance with the rules and regulations of the Securities and Exchange Commission) as of March 3, 1997, by all directors and executive officers of the Corporation as a group.
For tabulation of beneficial ownership of Corporation by individual directors, see ELECTION OF DIRECTORS.


	Number of shares owned Beneficially			       Percentage of
 by Directors and Executive Officers          Common Stock
	as a Group (a total of 19 persons) 			       1,400,000 shares

            257,531						                       18.40%


                          ELECTION OF DIRECTORS

	At the meeting, sixteen (16) nominees will be proposed for election as directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. The Corporation's Bylaws provide in Article III, Section 2, that there shall be at least five (5) and not more than twenty-five
(25) Directors. The Board of Directors believes it advisable that there be sixteen (16) Directors of the Corporation at this time. Proxies cannot be voted for a greater number than sixteen
(16) nominees.

	The Board of Directors proposes the election of the nominees listed below to serve until the next Annual Meeting or until their successors are duly elected and qualified. Fifteen of the nominees are presently serving as Directors. Mr. Sam D.
Kennedy, who is a present member of the Board, has attained mandatory retirement age. The new proposed Director is Hulet M. Chaney, Chief Executive Officer of Tennessee Farmers Insurance Companies. He is a native of Sevier County, Tennessee and a graduate of East Tennessee University. Mr. Chaney was employed as City Manager of Sevierville, TN, before joining Tennessee
Farmers as an agent in 1977. He later served the company as Regional Agency Manager and Vice President of Government
Relations prior to his appointment as CEO in 1994.

Mr. Chaney serves on the Board of Governors of the National Association of Independent Insurers (NAII) and is a member of the American Society of CLU/ChFC. Being active in many civic and professional organizations, he is a member of the Columbia Kiwanis Club, Maury County Chamber of Commerce and serves on the Executive Board of the Middle TN Council of the Boys Scouts of America. He also serves on the Advisory Board for First Farmers & Merchants National Bank.

	Mr. Chaney and his wife, Joyce, have one son, Jim, who is a sophomore at the University of Tennessee at Knoxville. They are members of the First Baptist Church in Columbia.

	Unless contrary instructions are received, it is intended that the shares represented by proxies solicited by the Board of Directors will be voted in favor of the election as Directors of all of the nominees named below. If for any reason any one of such nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Corporation may propose. The Board of Directors has no reason to expect that any of these nominees will fail to be candidates at the meeting, and, therefore, does not at this time have any substitute nominee under consideration. The names and certain information relating to the sixteen (16) nominees set forth below has been furnished to the Corporation by the individuals named.

	The following information is furnished with respect to the nominees on the next three pages:

					                          Position &		       Position &	   Director	  Business Experience  	    Shares of Corporation
                   					       Office Held	  	    Office Held	  of Bank	   During Last		             Beneficially Owned    Percent
	Name			                Age	   With Corporation  	With Bank   	 Since     	Five (5) Years            as of 3/03/97/1       of Class

Kenneth A. Abercrombie	 55	    Director		          Director	    1988   	   President, Loretto Casket	 	  1,200	               .086%
                                                              													Co., Inc.

James L. Bailey, Jr.	   54	    Director		          Director		   1973		     Pharmacist				                4,146 	              .296%

Flavius A. Barker		     65	    Director		          Director		   1996		     President, Tennessee Farm		     209/2	             .015%
                                                              													Bureau Federation

Harlan D. Bowsher		     68	    Director		          Director		   1974		     Plant Manager,			             9,511/3	             .679%
                                                              													General Electric (retired)

Hulet M. Chaney		       52									                                        CEO, Tennessee Farmers 		     3,059/4	             .219%
                                                              													Insurance Companies

H. Terry Cook, Jr.		    56	    Director		          Director		   1980		     President, Cook Properties,	 11,677/5 	            .834%
                                                              													Inc.

W. J. Davis, Jr.		      50	    Director		          Director		   1982		     Chairman and CEO,			         44,400/6	   3.171%
                                                              													Davis Group, Inc.

Thomas Napier Gordon	   45	    Director		          Director		   1986		     Managing Partner,			         34,162/7	   2.440%
                                                              													Gordon Brothers
                                                              													Properties

Edwin W. Halliday		     64	    Director		          Director		   1974		     Farmer					                   4,224/8	    .306%

Waymon L. Hickman		     62	    Director, 		        Director,		  1967		     Chairman & Chief			          35,724/9	   2.552%
                          					Chairman &		        Chairman &				          Executive Officer
                          					CEO			              CEO					                of Bank

Tillman Knox			         68	    Director		          Director		   1966		     President, Hall & Knox		     14,050/10	  1.000%
                                                              													Mining Company, Inc.

Joe E. Lancaster		      67	    Director		          Director		   1968		     CEO, Emeritus				            34,000/11	  2.429%
                                                              													Tennessee Farmers
                                                              													Insurance Companies

T. Randy Stevens		      45	    Director,	         	Director,		  1991		     President & Chief			         18,400/12	  1.314%
                          					President		         President   	        			Operating Officer
                          					& COO			            & C0O 					             of Bank

Dan C. Wheeler		        54	    Director		          Director	    1993		     Commissioner TN Department		  2,767/13	   .198%
                                                              													of Agriculture

David I. Wise			        65	    Director 		         Director		   1967		     Senior Exec.VP/Security/		   22,000/14	  1.571%
                                                              													Loan Rev. Officer of Bank
                                                              													(Retired)

W. Donald Wright		      57	    Director		          Director		   1992		     Partner H & S Pharmacies		      508	      .036%


							                                                                                      							__________  __________
                                                                   																			                 240,037	    17.146%

Footnotes

/1 	 Unless otherwise indicated, all shares are owned of record.

/2  	209 shares are registered to Flavius A. Barker or Naomi
     Barker, Mr. Barker's wife.

/3  	3,285 shares are registered to Barbara J. Bowsher, Mr.
     Bowsher's wife.

/4  	1,940 shares are registered to Hulet M. Chaney and Joyce A.
     Chaney, Mr. Chaney's wife.

/5  	1,677 shares are registered to Griffitha G. Cook, Mr. Cook's wife.

/6  	6,300 shares are registered to Wayne Pressnell Testamentary
     Trust number one.

    	800 shares are registered to Estate of W. J. Davis, Sr..

    	6,300 shares are registered to Winfred J. Davis & Starling Pressnell Davis, Co-Trustees.

    	8,268 shares are registered to W. J. Davis, Jr., Trustee, the
     Davis Group.

    	4,212 shares are registered to Starling Pressnell Davis.

    	320 shares are registered to Mrs. W. J. Davis.

/7 4,530 shares are registered to Thomas Napier Gordon,Jr., minor son of Mr. Gordon.

    	4,530 shares are registered to Edward Bradshaw Gordon, minor son of Mr. Gordon.

    	200 shares are registered to Teri Hasenour Gordon, wife of Mr.
     Gordon.

/8  	3,640 shares are registered to Polly Ann Halliday, Mr.
     Halliday's wife.

/9 	 19,022 shares are registered to Waymon L. Hickman and Carey
     B. Hickman, Mr. Hickman's wife, joint tenants.

/10	 6,292 shares are registered to Hall and Knox Mining Company.

/11  19,000 shares are registered to Betty L. Lancaster, Mr.
     Lancaster's wife.

/12	 200 shares are registered to T. Randy Stevens, custodian for
     Branson James Stevens.

    	200 shares are registered to T. Randy Stevens, custodian for Rebecca Lynn Stevens.

    	6,000 shares are registered to Leesa M. Stevens, Mr. Stevens' wife.

/13  2,328 shares are registered to Dan C. Wheeler and Carolyn
     Wheeler, wife of Mr. Wheeler.

/14	 1,000 shares are registered to Mary Neil P. Wise, wife of
     Mr. Wise.




****************************************************************************




                          COMMITTEES OF THE BOARD

	There are no standing committees of the Board of Directors of the Corporation. The Board of Directors of the Corporation met four (4) times during 1996.

	The Board of Directors of the Bank has designated nine (9) standing committees. They are as follows:



                       Audit Committee (4 members)
                  Compensation Committee (7 members)
          Deferred Profit Sharing Benefit Committee (5 members)
                    Executive Committee (7 members)
                   Trust Audit Committee (4 members)
                      Trust Committee (5 members)
                 Risk Management Committee (7 members)
              Business Development Committee (9 members)
                 Compliance/CRA Committee (7 members)


Audit Committee

    	Functions: The Committee recommends the certified public accounting firm to be employed by the Corporation and the Bank for audit purposes and recommends the areas of responsibility of the CPA firm. The Committee also meets with the CPA firm to receive the auditors' evaluation of the conditions of the Corporation and the Bank, and brings those reports to the Board of Directors for their consideration. The Committee also meets with internal auditors for periodic review of the audit program of the Corporation and the Bank.

    	Number of 1996 meetings:  4

    	Membership: The Committee membership is made up of four (4) directors who are not officers of the Bank. They are Harlan D.
Bowsher, Chairman, James L. Bailey, Jr., Edwin W. Halliday and
Dan C. Wheeler.


Compensation Committee

    	Functions: The Committee recommends to the Board of Directors fees for board meetings and fees for committee meetings for directors. The Committee reviews, evaluates and recommends to the Boards of the Corporation and the Bank officers' compensation program and deferred profit sharing contributions for all eligible employees. See compensation committee report on executive compensation on pages 10, 11, 12, and 13.

    	Number of 1996 meetings:  2

    	Membership:  The membership of the Committee is made up of one
(1) director who is an officer of the Corporation and of the Bank and six (6) directors who are not officers of the Corporation or the Bank. They are Tillman Knox, Chairman,
Kenneth A. Abercrombie, Harlan D. Bowsher, H. Terry Cook, Jr.,
W. J. Davis, Jr., Joe E. Lancaster, and Waymon L. Hickman.


Deferred Profit Sharing Benefit Committee

    	Functions: The Committee determines the eligibility of employees to participate in the Profit Sharing Plan; it also supervises records pertaining to continuity of service, acts on applications for retirement benefits, applications for leaves of absence and request for distribution of participants' accounts. The Committee is also responsible for preparing annual reports, financial statements, disclosing benefits to participants, and reporting to the IRS and the Department of Labor.

    	Number of 1996 meetings:  1

    	Membership:  The membership of the Committee is made up of one
(1) director who is an officer of the Corporation and the Bank, one (1) director who is not an officer of the Corporation or the Bank, two advisory directors who are not directors of the Corporation or the Bank, and one (1) employee who is not a director of the Corporation or the Bank. They are T. Randy
Stevens, Chairman, Thomas Napier Gordon, Robert E. Boruff
(Advisory), Charlotte E. Battles (Advisory) and Amy Slagle.

Executive Committee

     	Functions: The Committee reviews and recommends to the Board of Directors for its approval selected actions with regard to the general direction and conduct of the Corporation and the Bank. The Committee acts on loan applications and reviews overdrafts, cash items, loans, lines of credit, and loan reviews in accordance with Bank's policies which have been approved by the Board of Directors.

     	Number of 1996 meetings:  45

     	Membership:  The membership of the Committee is made up of two
(2) directors who are officers of the Corporation and the Bank, four (4) other directors, none of whom is an officer of the Corporation or the Bank and one (1) Honorary Director of the Bank, who is not an officer of the Corporation. They are Waymon
L. Hickman, Chairman, Virgil H. Moore, Jr., Honorary Chairman,
Harlan D. Bowsher, H. Terry Cook, Jr., Tillman Knox, Joe E.
Lancaster, and David I. Wise.


Trust Audit Committee

    	Functions: The Committee recommends the certified public accounting firm to be employed by the Bank for auditing the Trust Department. The Committee recommends the areas of responsibility of the CPA firm and meets with the firm to receive the auditors evaluation of the condition of the Trust Department and brings those reports to the Board of Directors for its consideration. The Committee meets with the internal auditor for periodic review of audit program.

    	Number of 1996 meetings:  1

    	Membership:  The membership of the Committee is made up of four
(4) directors who are not officers of the Corporation or the Bank. They are Harlan D. Bowsher, Chairman, James L. Bailey,
Jr., Edwin W. Halliday, and Dan C. Wheeler.


Trust Committee

    	Functions: The Committee supervises the Trust Department. Its duties include establishing and reviewing the investment strategy of the Trust Department, its major equity commitments and collective funds performances, and reviewing the earnings and operations of the Trust Department.

    	Number of 1996 meetings:  12

    	Membership:  The membership of the Committee is made up of two
(2) directors who are officers of the Corporation and the Bank, and three (3) directors who are not officers of the Corporation or the Bank. They are Waymon L. Hickman, Chairman, T. Randy
Stevens, Vice Chairman, Tom Napier Gordon, Sam D. Kennedy, and
Joe E. Lancaster.

Risk Management Committee

    	Functions: The purpose of the Committee is to study areas of risk within the bank with emphasis on insurance coverages and bonding requirements.

    	Number of 1996 meetings:  1

    	Membership:  The membership of the Committee is made up of two
(2) directors who are officers of the Corporation and the Bank, four (4) directors who are not officers of the Corporation or the Bank and one (1) Advisory Director of the Bank. They are David I. Wise, Chairman, Flavius A. Barker, W. J. Davis, Jr.,
Waymon L. Hickman, Sam D. Kennedy,  Clarence A. Powell,
(Advisory), and Dan C. Wheeler. John P. Tomlinson, III serves as Secretary of the Committee.


Business Development Committee

    	Functions: The purpose of the Committee is to oversee and advise bank management in the development and execution of its marketing and business development plans.

    	Number of 1996 meetings:  1

    	Membership:  The membership of the Committee is made up of two
(2) directors who are officers of the Corporation and the Bank, four (4) directors who are not officers of the Corporation or the Bank, and three (3) advisory directors of the bank. They are W. J. Davis, Jr., Chairman, Kenneth Abercrombie, Robert E.
Boruff (Advisory), H. Terry Cook, Jr., Waymon L. Hickman, Joseph
W. Remke, III (Advisory), Hulet M. Chaney (Advisory), T. Randy
Stevens, and Don Wright.  Nancy Bohannon serves as Committee
Coordinator.


Compliance/CRA Committee

    	Functions: The purpose of the Committee is to oversee and advise bank management and the Board of Directors in all areas dealing with Compliance and Community Reinvestment Act.

    	Number of 1996 meetings:  1

    	Membership:  The membership of the committee is made up of one
(1) director who is an officer of the Corporation and the Bank, four (4) directors who are not officers of the Corporation or the Bank, one (1) Advisory Director of the Bank, and one (1) officer of the Bank. They are T. Randy Stevens, Chairman,
Bernard Childress (Advisory), James L. Bailey, Flavius A.
Barker, Brian K. Cooper, Edwin W. Halliday, and W. Donald Wright.


Director Attendance

	During fiscal year 1996, there were four (4) meetings of the Board of Directors of the Corporation and twelve (12) meetings of the Board of Directors of the Bank.  Each member of
the Board, except as noted below, attended at least 75% of the aggregate meetings of the Boards and committees of which they
were members.   Flavius A. Barker attended 6 of 13 regular Board
and/or Board Committee Meetings to which assigned.



                COMPENSATION OF DIRECTORS AND OFFICERS

During the fiscal year 1996, each director and officer of the Corporation received an annual retainer of $1,500.00 and was paid a fee of $325.00 for each Board meeting attended up to four meetings. Each Active and Honorary Bank Director received $375.00 for each Bank Board of Directors' meeting attended.
Each Bank Advisory Director received $225.00 for each Bank Board of Directors' meeting attended. Each member of the Bank's Executive Committee received a $6,250.00 annual retainer. Each Active, Honorary and Advisory Bank Director (excluding salaried officers) received $200.00 for attendance at any scheduled or officially called Committee meeting of any standing or specially appointed committee. Active Corporation and Bank Directors may defer fees payable to them under the Corporation's and Bank's Directors Deferred Compensation Plans. During the fiscal year 1996, the Corporation and the Bank paid total cash directors' fees of $96,525.00, and directors' fees were deferred in the amount of $134,855.00.


     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

	Decisions on compensation of the Bank's executives are made by the seven member Compensation Committee of the Board. The
Compensation Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Corporation and the Bank.
Consequently, the Compensation Committee places considerable importance on its task of designing and administering an executive compensation program.

	The Bank has an executive compensation program that is focused on Corporation shareholder value and the overall performance of the Corporation and the Bank. The two main components of the executive compensation program are base salary and bonus.


Compensation

	The Compensation Committee's executive compensation program is designed to provide competitive levels of compensation that are integrated with the Corporation's and Bank's annual and long-term goals. Executive compensation is reviewed by the Committee relative to peer group executive compensation based on national and state survey information. The peer group used from the national and state surveys utilized institutions in the asset size range from $500,000,000.00 to $750,000,000.00. The national survey also includes data on adjoining states.

	The Compensation Committee approved cash compensation opportunities for executive officers in 1996 that are consistent with the Compensation Committee's executive compensation program.

Base Salary

	Base salary represents a fixed labor cost and is designed so that senior management receives acceptable salaries, thereby helping the Corporation and Bank keep the talent needed to meet the challenges in the financial service industry. Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Corporation and Bank;
and individual performance; and what companies in the Peer Group are paying for similar positions. The Compensation Committee believes that executive officer base salaries should be slightly above the median of a market-competitive range. Salaries are reviewed annually.


Bonus "REAP"

	The second component in the executive compensation program is the bonus plan referred to as the Reserve for Employee Action Payments, "REAP". An earnings per share after taxes goal is established for the Bank on an annual basis. If that goal is achieved, eligible employees receive an end of the year payment at the rate of 5% of the employees base salary for the entire year. If the goal is not reached, the REAP account is reduced in proportion to the shortage in the net earnings. There is no ceiling or maximum amount that may be placed in the REAP account; therefore, employees share proportionally in the amount that the net earnings exceed the predetermined annual goal.
During fiscal year 1996, the bank exceeded its goal and paid to 261 eligible employees $373,411.98 (equivalent of 7.85% of base salaries for eligible employees). Executive officers received
REAP payments as follows:  Waymon L. Hickman - $14,130.00, T.
Randy Stevens - $7,536.00, and David I. Wise - $6,422.09 (see Summary Compensation Table on page 13).


Chief Executive Officer Compensation

	The executive compensation program described above is applied in setting Mr. Hickman's compensation. Mr. Hickman participates in the same executive compensation program available to the other executive officers. The Compensation Committee reviews the executive compensation program in relationship to the performance of the Corporation's net income and stock value.
Net income for the Corporation and the Bank totaled
$6,866,796.00 for fiscal year 1996, representing a 12.28% increase above the previous year. Stock value increased from $54.00 per share at December 31, 1995 to $65.00 per share at December 31, 1996 representing a $11.00 per share increase. The increase represents an annualized gain of 20.37%, plus a $0.98 per share cash dividend declared in 1996. Based upon these and other factors the 1996 cash compensation of Mr. Hickman was $200,934.17. Mr. Hickman had a base salary of $180,100.00 which is slightly above the median salary in comparison to his peers in the national and state surveys indicated above. Mr. Hickman earned a bonus (REAP) in the amount of $14,130.00, that was due to the corporation's excellent financial results in 1996.

Conclusion

	The Compensation Committee believes that this mix of market-based salaries and bonus represents a balance that will motivate the management team to continue to produce strong returns. The Compensation Committee further believes this program strikes an appropriate balance between the interests and needs of the Corporation and the Bank in operating its business.

	Submitted by the Compensation Committee of the Company's Board of Directors.

					Tillman Knox, Chairman
					Kenneth A. Abercrombie
					Harlan D. Bowsher
					H. Terry Cook, Jr.
					W. J. Davis, Jr.
					Joe E. Lancaster
					Waymon L. Hickman

                   REMUNERATION OF DIRECTORS AND OFFICERS

	The following table sets forth the aggregate remuneration accrued or paid by the Bank or the Corporation during the fiscal years ending December 31, 1996, 1995, and 1994, to the highest compensated officers or directors whose aggregate remuneration exceeds $100,000.00.

                        SUMMARY COMPENSATION TABLE
Name of Individual and 	 	     	 	 	 	 	 	                   Other Annual 	 	   All Other
Principal Position 	 	        Year 	 	Salary/1 	 	Bonus/2 		Compensations/3 	 	Compensations/4
Waymon L. Hickman,  	 	       1996  	 	180,100 	 	 20,834 	 	   22,500 	          	42,055
Chairman of the Board, 		     1995  	 	170,700 	 	 14,612 	 	   22,500 	  	        38,140
Chief Executive Officer 	     1994  	 	172,281 	 	 12,579 	 	   22,500	 	          33,983
& Director of Bank and
Corporation

T. Randy Stevens, 	 	         1996   	 	96,100 	 	  7,536 	 	   14,415 	 	          9,732
President, Chief Operating 	 	1995   	 	86,400 	   	6,057 	 	   12,960	 	           8,827
Officer & Director of Bank 	 	1994  	  	79,200   	 	5,544 	 	   11,880	 	           7,546
and Corporation

O'Neill D. Moore, Senior 	 	  1996  	   39,975 	 	     - 	 	    13,496 		          11,473
Exec. Vice President of  	 	  1995  	 	 93,600 	 	  6,372 	 	   13,635 		          33,557
Bank and Secretary of  	 	    1994  	 	 88,900 	 	  6,048 	 	   12,960 		          30,377
Bank and Corporation *

David I. Wise, Senior  	 	    1996  	 	 81,910 	 	  6,422 	 	   12,286 		          29,450
Exec. Vice President and 	 	  1995   	 	77,760 	 	  5,451 	 	   11,664 		          49,619
Director of Bank & Vice 	 	   1994  	 	 78,000 	 	  5,717 	 	   11,700 		          44,640
President and Director
of Corporation

<F1>
/1	Salaries, cash bank and corporation committee fees.

<F2>
/2	Bonus includes REAP and auto expense.

<F3>
/3	Other annual compensation is the bank's contribution to the
   Deferred Profit Sharing Plan. Any other annual benefits provided by the Bank does not discriminate in favor of Officers and Directors and is available generally to all salaried employees.

<F4>
/4	Deferred Salary Continuation Plan, Deferred Corporation and
   Bank Committee Fees.

<F5>
   *  O'Neil D. Moore retired May 31, 1996.

Shareholder Return

	Set forth below is a graph comparing the yearly change in the cumulative total shareholder return on the Company Common Stock against the cumulative total return of the S&P Composite-500
Stock Index and the S&P Major Regional Bank Composite Index for the period of five years commencing December 31, 1991 and ending December 31, 1996.

The graph displaying the contents of the table below will be mailed to our stockholders.


COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

               VALUE OF $100 INVESTED ON DECEMBER 31, 1991 AT:
		                 12/31/91   		12/31/92   		12/31/93   		12/31/94 	  	12/31/95  	 	12/31/96

FF&M 	              $ 	100   	 $ 	111.29    $ 	122.57 	  $ 	145.15 	  $ 	174.18 	  $ 	209.66
Regional Banks 		      100 		     127.34 		    135.01 		    127.79 		    201.22    		 275.01
S&P 500 		             100 		     104.46 		    111.83 		    110.11 		    147.67 		    177.59

<F6>
* Assumes that the value of the investment in Company Common
Stock and each index was $100 on December 31, 1991 and that all dividends were reinvested.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

	Messrs. Knox, Abercrombie, Bowsher, Cook, Davis, Lancaster, and Hickman, served as members of the Compensation Committee throughout 1996. During 1996, the Corporation's bank subsidiary engaged in customary banking transactions and had outstanding loans to certain of the Corporation's and Bank's directors, including Messrs. Knox, Bowsher, Davis, and Lancaster, and members of the immediate families of such directors and executive officers. Messrs. Knox, Bowsher, Davis, and
Lancaster, their affiliates, families, and companies in which they hold ten percent or more ownership had outstanding loan balances of $2,916,102 at December 31, 1996. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of management, these loans do not involve more than the normal risk of collectibility or present other unfavorable features. Messrs. Hickman, and Lancaster are stockholders and Board of Director members of Volunteer Trust Company which periodically borrows money from the Bank with terms comparable to other bank customers under similar circumstances.


                     DEFERRED PROFIT SHARING PLAN

	The Bank has a Deferred Profit Sharing Plan and Trust which has been approved by the Internal Revenue Service for deferral of income tax. This plan includes all eligible employees. All employees who attain age twenty (20) years, and who complete one
(1) year of service with the Bank are eligible to participate.
Participants receive a vested percentage of 25% after two (2) years of service and 15% each year thereafter until 100% vested at the end of seven (7) years of participation in the plan. The
Bank's contribution to the Plan and Trust is determined by the annual performance of the Bank and is subject to approval by the Board of Directors of the Bank annually. The aggregate amount placed in Trust for the two hundred sixteen (216) participants during fiscal year 1996 was $661,306.99. At December 31, 1996, the total ending value of Mr. Waymon L. Hickman's account in the Profit Sharing Plan was $1,057,395.14, Mr. O'Neill D. Moore's account was $55,304.54, Mr. David I. Wise's account was
$40,113.05, and T. Randy Stevens account was $379,024.72. (In accordance with provisions of the Profit Sharing Plan, O'Neill
D. Moore and David I. Wise made prior in-service withdrawals from the Plan).


                      Deferred Profit Sharing Plan
          		Years of Service				                Amount Vested

	          	       1						                      No Participation
	           	More than 1 but
             		less than 2					                       0%
                			2					                            25%
                			3					                            40%
                			4					                            55%
                			5					                            70%
                			6					                            85%
                			7					                           100%


                      CERTIFIED PUBLIC ACCOUNTING FIRM

	Upon the recommendation of the Audit Committee of the Bank, the firm of Kraft Bros., Esstman, Patton & Harrell has been selected by the Board of Directors of both the Corporation and the Bank to serve as principal accountants for the Corporation and the Bank for the current year. The firm of Kraft Bros., Esstman, Patton & Harrell and its predecessors has served as principal accountants for more than 37 years. A representative of the firm will be present at the stockholders meeting, will have the opportunity to make a statement if he/she so desires and will be available at that time to respond to appropriate questions.


                               OTHER MATTERS

	As of the date of this Proxy Statement, the management of the Corporation and the Bank knows of no other business that will be presented at this meeting.


      ITEMS OF BUSINESS FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

	Any proposals by stockholders to be included in the Proxy Statement and Proxy Form for consideration at the next Annual Meeting of Stockholders must be received by management at 816 South Garden Street, Columbia, Tennessee 38402-1148, no later than November 28, 1997.


                              ANNUAL REPORTS

	The annual report of the Corporation to stockholders for the calendar year 1996 is enclosed, but is not intended to be part of this Proxy Statement.


	COPIES OF THE CORPORATION'S ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION (FORM 10-K) WILL BE MAILED TO STOCKHOLDERS
WITHOUT CHARGE UPON WRITTEN REQUEST MADE TO:  PATRICIA N.
MCCLANAHAN, TREASURER, FIRST FARMERS AND MERCHANTS CORPORATION,
P. O. BOX 1148, COLUMBIA, TENNESSEE 38402-1148.

	By the order of the Board of Directors



	                         						John P. Tomlinson, III
                         							Secretary

March 18, 1997